2020 Third Quarter Results Gentherm, Inc. October 29, 2020 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and the global economy has, and will continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations and stock price; future borrowing availability under the revolving credit facility is subject to compliance with covenants, and the deterioration of the Company’s financial performance (including consolidated EBITDA) due to COVID-19 has caused the Company’s borrowing availability to be, and may continue to be substantially less than the full amount of the facility; the Company’s failure to be in compliance with covenants under its debt agreements due to COVID-19 or otherwise could result in an event of default thereunder, and if the lenders do not agree to amend or waive, the amounts outstanding may be accelerated and become immediately due and payable; additional financing by accessing the capital markets may not be available on acceptable terms, if at all, and additional indebtedness may harm the Company’s financial position and impact the Company’s ability to comply with covenants under its debt agreements; the Company may not realize the expected benefits from any restructuring initiatives it may pursue as a result of the effects of COVID-19; declines in automobile production may have an adverse impact; sales may not increase and the projected future sales volumes on which the Company manages its business may be inaccurate; new business awards may be limited dur to COVID-19 and related uncertainties, may not be converted into product revenues and our projections thereof are not updated after the date initially communicated to us by customers, including for the impact of COVID-19 on future business; new or improved competing products may be developed by competitors with greater resources; customer preferences may shift, including due to the evolving use of automobiles and technology; the Company may lose suppliers or customers; market acceptance of the Company’s existing or new products may decrease; currency exchange rates may change unfavorably; pricing pressures from customers may increase; the macroeconomic environment may present adverse conditions; new products may not be feasible; work stoppages impacting the Company, its suppliers or customers, due to labor matters, civil or political unrest, infectious diseases and epidemics or other reasons, could harm the Company’s operations; free trade agreements have recently been, and may in the future be altered or additional tariffs may be implemented; customers may not accept pass-through of tariff costs; the Company may be unable to protect its intellectual property in certain jurisdictions; there may be manufacturing or design defects or other quality issues with the Company’s products; the Company may be unable to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; the Company’s business may be harmed by security breaches and other disruptions to its IT systems; the Company may be unable to comply with or may incur increased costs associated with complying with domestic and international regulations, which could change in an unfavorable manner; and other adverse conditions in the industries in which the Company operates may negatively affect its results. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this release does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures* In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding Adjusted EBITDA and Adjusted EPS, each a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings (loss) before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses that the Company believes are not reflective of its ongoing operations and related tax effects including transaction expenses, CFO transition expenses, impairment of assets held for sale, gain or loss on sale of business, gain on sale of patents, restructuring expenses and unrealized currency gain or loss. The Company defines Adjusted EPS as earnings (loss) per share on a diluted basis, adjusted by gains and losses that the Company believes are not reflective of its ongoing operations and related tax effects including transaction expenses, non-cash purchase accounting impacts, impairment of assets held for sale, gain or loss on sale of business, restructuring expenses, gain on sale of patents, unrealized currency gain or loss, and CFO transition expenses. In evaluating its business, the Company considers and uses Adjusted EBITDA and Adjusted EPS as supplemental measures of its operating performance. Management provides these non-GAAP measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance and liquidity, respectively, on a period-over-period basis. Other companies in our industry may calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance and liquidity, respectively, investors should not consider these non-GAAP measures in isolation, or as a substitute for net income (loss), earnings (loss) per share or other consolidated income statement data prepared in accordance with GAAP.  * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures

3Q 2020 Highlights Continued strong execution delivered record performance Highest total company revenue in 2 years Record Automotive revenue in company history Double digit revenue growth in Medical year over year Highest gross margin and gross margin rate in 3 years Record operating income in company history $80M in Automotive new business awards Strong balance sheet with total liquidity of approximately $450 million at quarter end

Automotive 3Q 2020 Highlights Continued momentum in Automotive 29 Vehicle launches with 14 OEMs Multiple CCS® product launches Buick Envision Jeep Compass Kia Sorento Mercedes S-Class Grew innovative, combined steering wheel heat and hands-on-detection sensor with VW Began phase three advanced ClimateSense™ development project with General Motors Recognized by Honda as a Top North American Supplier

Automotive Awards Continued widespread adoption of Gentherm technologies $80M in awards in 3Q across 6 OEMs CCS®, Seat Heaters and Thermal Cup awards with BMW First CCS® award with PSA in China Steering Wheel Heat awards with FCA and one of the largest EV manufacturers Air-cooling battery thermal management awards with both Hyundai and Kia Significant take rate increases across multiple customers

Medical 3Q 2020 Highlights Continued strong growth in the Medical business Revenue up 17% year over year Strong growth in Stihler products reflecting acquisition synergy Continued growth in Blanketrol® and Hemotherm® equipment driven by international markets U.S. FDA 510(k) clearance of ASTOPAD® patient warming system

Focused Growth Introduce Innovative Microclimate Solution - ClimateSenseTM Drive Battery Thermal Management Expand Patient Thermal Solutions Accelerate Core Automotive Climate and Comfort Growth Enabled by Electronics and Software Systems

Summary Well positioned to deliver long-term shareholder returns 3Q results demonstrate continued successful execution of our strategic plan Focused growth Realigned cost structure Bringing innovative solutions to market Strong balance sheet and financial resources

Selected Income Statement Data 2020 2019 2020 2019 Product Revenues $259,540 $240,056 $624,214 $741,303 Gross Margin 82,605 74,692 175,407 222,713 Gross Margin % 31.8% 31.1% 28.1% 30.0% Operating Expenses 44,099 54,363 128,097 160,482 Operating Income 38,506 20,329 47,310 62,231 Adjusted EBITDA 50,146 40,736 82,981 108,092 Diluted EPS - As Adjusted $0.91 $0.68 $1.13 $1.69 Three Months Ended September 30, Nine Months Ended September 30, (Dollars in thousands, except per share data)

Selected Balance Sheet Data   September 30, 2020 December 31, 2019 Cash and Cash Equivalents $226,533 $50,443 Restricted Cash 2,506 2,505 Total Assets 921,447 727,386 Debt 195,561 80,624 Current 2,500 2,500 Non-Current 193,061 78,124 Revolving LOC Availability 221,489 392,325 Total Liquidity 448,022 442,768 (Dollars in thousands)

Appendix

Reconciliation of Net Income to Adjusted EBITDA   2020 2019 2020 2019 Net Income $24,146 $15,887 $25,697 $27,052 Add Back: Income Tax Expense 9,603 6,771 15,214 19,214 Interest Expense 1,259 1,148 3,368 3,756 Depreciation and Amortization 10,129 10,974 30,129 33,048 Adjustments: Restructuring Expenses 284 8,664 3,452 11,809 Impairment Loss — 837 — 21,206 Gain on Sale of Business — — — (4,970) Acquisition Transaction Expense 608 19 608 399 Unrealized Currency Loss (Gain) 4,117 (3,564) 6,491 (4,487) Gain on Sale of Patents — — (1,978) — CFO Transition Expense — — — 1,065 Adjusted EBITDA $50,146 $40,736 $82,981 $108,092 Three Months Ended September 30, Nine Months Ended September 30,

Reconciliation of Adjusted EPS   2020 2019 2020 2019 Diluted EPS - As Reported $0.73 $0.48 $0.78 $0.81 Acquisition Transaction Expenses 0.02 — 0.02 0.01 Non-Cash Purchase Accounting Impacts 0.07 0.08 0.20 0.22 Unrealized Currency Loss (Gain) 0.12 (0.11) 0.20 (0.13) Restructuring Expenses 0.01 0.26 0.10 0.35 Gain on Sale of Patents — — (0.06) — Impairment Loss and Gain on Sale of Business — 0.03 — 0.49 CFO Transition Expenses — — — 0.03 Tax Effect of Above (0.04) (0.06) (0.11) (0.09) Diluted EPS - As Adjusted $0.91 $0.68 $1.13 $1.69 Three Months Ended September 30, Nine Months Ended September 30,